Exhibit 10.16

FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) dated as of September 30, 2004, is to that certain Credit Agreement dated as of July 31, 2003 (as amended and modified from time to time, the “Credit Agreement”), by and among WESTLAKE CHEMICAL CORPORATION, a Delaware corporation (the “Borrower”), THE SUBSIDIARIES OF THE BORROWER FROM TIME TO TIME PARTIES THERETO AND IDENTIFIED AS “GUARANTORS” ON THE SIGNATURE PAGES HERETO (the “Guarantors”), THE PERSONS FROM TIME TO TIME PARTIES THERETO AND IDENTIFIED AS “LENDERS” ON THE SIGNATURE PAGES HERETO (the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent (the “Agent”).

W I T N E S S E T H

     WHEREAS, the Lenders have, pursuant to the terms of the Credit Agreement, made available to the Borrower and the Guarantors a term loan in the original principal amount of $120,000,000;

     WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     A. Definitions. Unless the context otherwise requires, capitalized terms used but not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

     B. Amendments.

     1. The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

     “Applicable Rate” means, (a) with respect to Base Rate Loans, 1.25% and (b) with respect to Eurodollar Loans, 2.25%.

     2. The definitions of “Excess Cash Flow” and “Excess Cash Flow Payment Date” in Section 1.01 of the Credit Agreement are hereby deleted.

     3. Section 2.04(b)(i) of the Credit Agreement is hereby amended to read as follows:

     (i) [Intentionally Omitted].

     4. Section 7.02(c) of the Credit Agreement is hereby amended to read as follows:

     (c) [Intentionally Omitted].

     5. A new Section 11.20 is hereby added to the Credit Agreement to read as follows:

     11.20 USA PATRIOT Act Notice.

     Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

     6. Exhibit 7.01 to the Credit Agreement is hereby deleted.

     C. Conditions Precedent. This Amendment shall be and become effective as of September 30, 2004 (the “Effective Date”) when the Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Lenders.

     D. Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent’s legal counsel.

     E. Effect. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Credit Agreement are and shall remain in full force and effect and are incorporated herein by reference, and the obligations of the Borrower and the Guarantors hereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect. Any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     F. Representations and Warranties. The Borrower and each Guarantor represents and warrants to the Lenders that (i) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) no Default exists and (iii) none of the Borrower or any Guarantor has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of their respective obligations thereunder, or if the Borrower or any Guarantor has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Lenders’ execution and delivery of this Amendment.

     G. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     H. Governing Law. This Amendment and the Credit Agreement, shall be governed by and construed in accordance with, the laws of the State of New York.

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     I. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     J. Authorization; Enforceability. The Borrower and each Guarantor hereby represent and warrant as follows:

     1. The Borrower and each Guarantor have taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     2. This Amendment has been duly executed and delivered by the Borrower and each Guarantor, and this Amendment and the Credit Agreement (as amended hereby) constitute the Borrower’s and the Guarantors’ legal, valid and binding obligations, enforceable in accordance with their terms, except as such enforceability may be subject to (a) Debtor Relief Laws and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     3. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by the Borrower or any Guarantor of this Amendment.

     K. Entire Agreement.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed under seal and delivered as of the date and year first above written.

BORROWER:	WESTLAKE CHEMICAL CORPORATION

	By:	/s/ Albert Chao

	Name:	Albert Chao
	Title:	President

GUARANTORS:	GEISMAR HOLDINGS, INC.

	By:	/s/ Michael Looney

	Name:	Michael Looney
	Title:	President

GEISMAR VINYLS COMPANY LP
By: GUPP, Inc. its general partner

	By:	/s/ Albert Chao

	Name:	Albert Chao
	Title:	President

NORTH AMERICAN BRISTOL CORPORATION

	By:	/s/ Albert Chao

	Name:	Albert Chao
	Title:	President

GVGP, INC.

	By:	/s/ Albert Chao

	Name:	Albert Chao
	Title:	President

NORTH AMERICAN PIPE CORPORATION

	By:	/s/ Wayne D. Morse

	Name:	Wayne D. Morse
	Title:	President

NORTH AMERICAN PROFILES, INC.

	By:	/s/ Wayne D. Morse

	Name:	Wayne D. Morse
	Title:	President

VAN BUREN PIPE CORPORATION

	By:	/s/ Wayne D. Morse

	Name:	Wayne D. Morse
	Title:	President

WESTECH BUILDING PRODUCTS, INC.

By:	/s/ Wayne D. Morse

Name:	Wayne D. Morse
Title:	President

WESTLAKE CHEMICAL HOLDINGS, INC.

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WESTLAKE CHEMICAL INVESTMENTS, INC.

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WESTLAKE CHEMICAL MANUFACTURING, INC.

By:	/s/ Michael Looney

Name:	Michael Looney
Title:	President

WESTLAKE CHEMICAL PRODUCTS, INC.

By:	/s/ Michael Looney

Name:	Michael Looney
Title:	President

WESTLAKE DEVELOPMENT CORPORATION

By:	/s/ Michael Looney

Name:	Michael Looney
Title:	President

WESTLAKE MANAGEMENT SERVICES, INC.

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WESTLAKE OLEFINS CORPORATION

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WESTLAKE PETROCHEMICALS LP
By: Westlake Chemical Investments, its general partner

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WESTLAKE POLYMERS LP
By: Westlake Chemical Investments, its general partner

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WESTLAKE PVC CORPORATION

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WESTLAKE RESOURCES CORPORATION

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WESTLAKE STYRENE LP
By: Westlake Chemical Holdings, its general partner

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WESTLAKE VINYL CORPORATION

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WESTLAKE VINYLS, INC.

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WPT LP
By: Westlake Chemical Holdings, Inc.

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WESTLAKE INTERNATIONAL CORPORATION

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

WESTLAKE TECHNOLOGY CORPORATION

By:	/s/ Albert Chao

Name:	Albert Chao
Title:	President

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as
Administrative Agent

	By:	/s/ Mollie S. Canup

	Name:	Mollie S. Canup
	Title:	Vice President

LENDERS:	Aeries Finance-II Ltd

	By:	Patriarch Partners X, LLC, Its Managing Agent

	By:	/s/ Lynn Tilton

Name: Lynn Tilton
Title: Manager

LENDERS:	AIM FLOATING RATE FUND

	By:	INVESCO Senior Secured Management, Inc.
As Sub-Advisor

	By:	/s/ Joseph Rotondo

Name: Joseph Rotondo Title: Authorized Signatory

LENDERS:	By: Babson Capital Management LLC

as Collateral Manager on behalf of the investment funds under its management as listed below.

APEX (IDM) CDO I, Ltd.

	By:	/s/ Marcus Sowell

Name: Marcus Sowell Title: Managing Director

LENDERS:	AVALON CAPITAL LTD.

	By:	INVESCO Senior Secured Management, Inc.
As Portfolio Advisor

	By:	/s/ Joseph Rotondo

Name: Joseph Rotondo Title: Authorized Signatory

LENDERS:	AVALON CAPITAL LTD. 2

	By:	INVESCO Senior Secured Management, Inc.
As Portfolio Advisor

	By:	/s/ Joseph Rotondo

Name: Joseph Rotondo Title: Authorized Signatory

LENDERS:	BABSON CLO LTD 2003-I
ELC (CAYMAN) LTD. CDO SERIES 1999-I
ELC (CAYMAN) LTD. 1999-III
ELC (CAYMAN) LTD. 2000-I
SEABOARED CLO 2000 LTD.
SUFFIELD CLO, LIMITED
TRYON CLO LTD. 2000-I
BY: BABSON CAPITAL MANAGEMENT LLC
AS COLLATERAL MANAGER

By:	/s/ William A. Hayes

Name: William A. Hayes
Title: Managing Director

LENDERS:	BANK OF AMERICA, NA

	By:	/s/ Ed Hamilton

Name: Ed Hamilton Title: Senior Vice President

LENDERS:	BIG SKY SENIOR LOAN FUND, LTD.
	By:	Eaton Vance Management As Investment Advisor

	By:	/s/ Michael B.Botthof

Name: Michael B.Botthof
Title: Vice President

LENDERS:	BILL & MELINDA GATES FOUNDATION
	By:	BABSON CAPITAL MANAGEMENT LLC As Investment Advisor

	By:	/s/ William A. Hayes

Name: William A. Hayes
Title: Managing Director

LENDERS:	SANKATY ADVISORS, LLC As Collateral Manager For Castle Hill I-Ingots, Ltd., As Term Lender

	By:	/s/ Diane J. Exter

Name: Diane J. Exter
Title: Managing Director Portfolio Manager

LENDERS:	SANKATY ADVISORS, LLC As Collateral Manager For Castle Hill II-Ingots, Ltd., As Term Lender

	By:	/s/ Diane J. Exter

Name: Diane J. Exter
Title: Managing Director Portfolio Manager

LENDERS:	CHARTER VIEW PORTFOLIO
	By:	INVESCO Senior Secured Management Inc.
As Investment Advisor

	By:	/s/ Joseph Rotondo

Name: Joseph Rotondo Title: Authorized Signatory

LENDERS:	Citigroup Investments Corporate Loan Fund Inc.
	By:	Travelers Asset Management International Company LLC

	By:	/s/ Roger A. Yee

Name: Roger A. Yee
Title: Vice President

LENDERS:	Columbus Loan Funding, Ltd.
	By:	Travelers Asset Management International Company LLC

	By:	/s/ Roger A. Yee

Name: Roger A. Yee
Title: Vice President

LENDERS:	COSTANTINUS EATON VANCE CDO V, LTD.
	By:	Eaton Vance Management As Investment Advisor

	By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

LENDERS:	CSAM FUNDING I

	By:	/s/ David H. Lerner

Name: David H. Lerner
Title: Authorized Signatory

LENDERS:	CSAM FUNDING III

	By:	/s/ David H. Lerner

Name: David H. Lerner
Title: Authorized Signatory

LENDERS:	DIVERSIFIED CREDIT PORTFOLIO LTD.
	By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

	By:	/s/ Joseph Rotondo

Name: Joseph Rotondo Title: Authorized Signatory

LENDERS:	DRYDEN IV LEVERAGED LOAN CDO 2003
	By:	Prudential Investment Management, Inc. As Collateral Manager

	By:	/s/ Ross Smead

Name: Ross Smead Title: Vice President

LENDERS:	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
	By:	Eaton Vance Management As Investment Advisor

	By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

LENDERS:	EATON VANCE SENIOR INCOME TRUST
	By:	Eaton Vance Management As Investment Advisor

	By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

LENDERS:	EATON VANCE LIMITED DURATION INCOME FUND
	By:	Eaton Vance Management Investment Advisor

	By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

LENDERS:	EATON VANCE CDO III, LTD.
	By:	Eaton Vance Management Investment Advisor

	By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

LENDERS:	EATON VANCE CDO VI LTD.
	By:	Eaton Vance Management As Investment Advisor

	By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

LENDERS:	EMERALD ORCHARD LIMITED

	By:	/s/ Gwen Zirkle

Name: Gwen Zirkle Title: Attorney In Fact

LENDERS:	FLAGSHIP CLO 2001-I
	By:	Flagship Capital Management, Inc.

	By:	/s/ Colleen Corniffe

Name: Colleen Corniffe Title: Director

LENDERS:	FOOTHILL INCOME TRUST, L.P.
	By:	FIT GP, LLC
Its General Partner

	By:	/s/ Sean Duon

Name: Sean Duon Title: Managing Member

LENDERS:	FRANKLIN CLO III, LIMITED

	By:	/s/ David Ardini

Name: David Ardini Title: Vice President

LENDERS:	FRANKLIN CLO IV, LIMITED

	By:	/s/ David Ardini

Name: David Ardini Title: Vice President

LENDERS:	FRANKLIN FLOATING RATE DAILY ACCESS FUND

	By:	/s/ Richard Hsu

Name: Richard Hsu Title: Vice President

LENDERS:	FRANKLIN FLOATING RATE TRUST

	By:	/s/ Richard Hsu

Name: Richard Hsu Title: Vice President

LENDERS:	FRANKLIN FLOATING RATE MASTER SERIES

	By:	/s/ Richard Hsu

Name: Richard Hsu Title: Vice President

LENDERS:	GRAYSON & CO.
	By:	Boston Management and Research As Investment Advisor

	By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

LENDERS:	GULF STREAM-COMPASS CLO 2003 LTD
	By:	Gulf Stream Asset Management LLC As Collateral Manager

	By:	/s/ Barry K. Love

Name: Barry K. Love
Title: Chief Credit Officer

LENDERS:	GULF STREAM-COMPASS CLO 2002-1 LTD
	By:	Gulf Stream Asset Management LLC As Collateral Manager

	By:	/s/ Barry K. Love

Name: Barry K. Love
Title: Chief Credit Officer

LENDERS:	HAMILTON CDO, Ltd.
	By:	Stanfield Capital Partners LLC As its Collateral Manager

	By:	/s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

LENDERS:	HARBOUR TOWN FUNDING LLC

	By:	/s/ Meredith J. Koslick

Name: Meredith J. Koslick
Title: Assistant Vice President

LENDERS:	HARBOURVIEW CLO IV, LTD.

	By:	/s/ Lisa Chaffee

Name: Lisa Chaffee Title: Manager

LENDERS:	HARBOURVIEW CLO V, LTD.

	By:	/s/ Lisa Chaffee

Name: Lisa Chaffee Title: Manager

LENDERS:	ING SENIOR INCOME FUND
	By:	ING Investment Management, Co. As its investment manager

	By:	/s/ Charles E. LeMieux, CFA

Name: Charles E. LeMieux, CFA
Title: Vice President

SEQUILS — PILGRIM I, LTD
	By:	ING Investments, LLC As its investment manager

	By:	/s/ Charles E. LeMieux, CFA

Name: Charles E. LeMieux, CFA
Title: Vice President

PILGRIM CLO 1999-1 LTD.
	By:	ING Investments, LLC
As its investment manager

	By:	/s/ Charles E. LeMieux, CFA

Name: Charles E. LeMieux, CFA
Title: Vice President

LENDERS:	INVESCO EUROPEAN CDO I S.A.
	By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

	By:	/s/ Joseph Rotondo

Name: Joseph Rotondo Title: Authorized Signatory

LENDERS:	LAND MARK III CDO TD.

	By:	/s/ Arika Lakhmi

Name: Arika Lakhmi Title:

LENDERS:	LINCOLN NATIONAL LIFE $5,296,667 PAR Westlake Chemical

	By:	/s/ Thomas Chow

Name: Thomas Chow Title: Vice President

LENDERS:	LONGHORN CDO III, LTD.
	By:	Merrill-Lynch Investment Managers, LP As Investment Advisor

	By:	/s/ Omar Jama

Name: Omar Jama Title: Authorized Signatory

LENDERS:	LONG LANE MASTER TRUST II

	By:	/s/ Kelly W. Warnement

Name: Kelly W. Warnement
Title: Authorized Agent

LENDERS:	LONG LANE MASTER TRUST IV

	By:	/s/ Ann E. Morris

Name: Ann E. Morris
Title: Authorized Agent

LENDERS:	MAPLEWOOD (CAYMAN) LIMITED
	By:	Babson Capital Management LLC Under Delegated Authority from Massachusetts Mutual Life Insurance Company as Investment Manager

	By:	/s/ William A. Hayes

Name: William A. Hayes
Title: Managing Director

LENDERS:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
	By:	Babson Capital Management LLC As Investment Advisor

	By:	/s/ William A. Hayes

Name: William A. Hayes
Title: Managing Director

LENDERS:	MONUMENT CAPITAL LTD. As Assignee
	By:	Alliance Capital Management L.P., As Investment Manager
	By:	Alliance Capital Management Corporation, As General Partner

	By:	/s/ Joel Serebransky

Name: Joel Serebransky Title: Senior Vice President

NEW ALLIANCE GLOBAL CDO, LIMITED
	By:	Alliance Capital Management L.P., As Sub-Advisor
	By:	Alliance Capital Management Corporation, As General Partner

	By:	/s/ Joel Serebransky

Name: Joel Serebransky Title: Senior Vice President

LENDERS:	NATIONWIDE MUTUAL INSURANCE COMPANY

	By:	/s/ Thomas S. Leggett

Name: Thomas S. Leggett
Title: Associate Vice President Publications

LENDERS:	NYLIM FLATIRON CLO 2003-1 LTD.
	By:	New York Life Investment Management LLC As Collateral Manager and Attorney-In-Fact

	By:	/s/ F. David Melka

Name: F. David Melka
Title: Director

LENDERS:	OAK HILL CREDIT PARTNERS I, LIMITED
	By:	Oak Hill CLO Management I, LLC As Investment Manager

	By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT PARTNERS II, LIMITED
	By:	Oak Hill CLO Management II, LLC As Investment Manager

	By:	/s/ Scott D. Krase

Name: Scott D. Krase
Title: Authorized Person

LENDERS:	OLYMPIC CLO I

	By:	/s/ John M. Casparian

Name: John M. Casparian
Title: Chief Operating Officer Centre Pacific, Manager

LENDERS:	OPPENHEIMER FLOATING RATE FUND

	By:	/s/ Lisa Chaffee

Name: Lisa Chaffee Title: Manager

LENDERS:	ORIX FUNDING LLC

	By:	/s/ Meredith J. Koslick

Name: Meredith J. Koslick
Title: Assistant Vice President

LENDERS:	PACIFICA CDO II, LTD.

	By:	/s/ Phillip Otoro

Name: Phillip Otoro Title: Senior Vice President

LENDERS:	SANKATY ADVISORS, LLC As Collateral Manager for Race Point CLO, Limited, as Term Lender

	By:	/s/ Diane Exter

Name: Diane Exter Title: Managing Director Portfolio Manager

LENDERS:	SANKATY ADVISORS, LLC As Collateral Manager for Race Point II CLO, Limited, as Term Lender

	By:	/s/ Diane Exter

Name: Diane Exter Title: Managing Director Portfolio Manager

LENDERS:	SAGAMORE CLO LTD.
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Joseph Rotondo

Name: Joseph Rotondo Title: Authorized Signatory

LENDERS:	SARATOGA CLO I, LIMITED
	By:	INVESCO Senior Secured Management, Inc. As Asset Manager

	By:	/s/ Joseph Rotondo

Name: Joseph Rotondo Title: Authorized Signatory

LENDERS:	SEQUILS-LIBERTY, LTD.
	By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Joseph Rotondo

Name: Joseph Rotondo Title: Authorized Signatory

LENDERS:	SIMSBURY CLO, LIMITED
	By:	BABSON CAPITAL MANAGEMENT LLC Under delegated authority from Massachusetts Mutual Life Insurance Company As Collateral Manager

	By:	/s/ William A. Hayes

Name: William A. Hayes
Title: Managing Director

LENDERS:	SKY CBNA LOAN FUNDING LLC

	By:	/s/ Jessica Moreno

Name: Jessica Moreno Title: Attorney-In-Fact

LENDERS:	STANFIELD CARRERA CLO, LTD.
	By:	Stanfield Capital Partners LLC As its Asset Manager

	By:	/s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

LENDERS:	STANFIELD QUATTRO CLO, LTD.
	By:	Stanfield Capital Partners LLC As its Asset Manager

	By:	/s/ Christopher E. Jansen

Name: Christopher E. Jansen Title: Managing Partner

LENDERS:	SUNAMERICA SENIOR FLOATING RATE FUND INC.
	By:	Stanfield Capital Partners LLC As its Sub Advisor

	By:	/s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

LENDERS:	TOLLI & CO.
	By:	Eaton Vance Management As Investment Advisor

	By:	/s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

LENDERS:	TORONTO DOMINION (NEW YORK), INC.

	By:	/s/ Gwen Zirkle

Name: Gwen Zirkle Title: Vice President

LENDERS:	VENTURE CDO 2002, LIMITED By its investment advisor MJX Asset Management LLC

	By:	/s/ Kenneth Ostmann

Name: Kenneth Ostmann Title: Director

LENDERS:	VENTURE II CDO, LIMITED By its investment advisor MJX Asset Management LLC

	By:	/s/ Kenneth Ostmann

Name: Kenneth Ostmann Title: Director